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                                                                  EXHIBIT 99.14

                         UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF DELAWARE

In re:                                      )     CASE NO. 02-12550-PJW
                                            )
NUTRITIONAL SOURCING CORPORATION,           )
                                            )     CHAPTER 11
                     DEBTOR.                )
                                            )     RELATED TO DOCKET NO. 74

          ORDER (A) PURSUANT TO SECTIONS 105,363(b) AND 364(e) OF THE
               BANKRUPTCY CODE AUTHORIZING THE DEBTOR TO APPROVE
               THE EXTENSION OF THE PREPETITION CREDIT AGREEMENT
           AND GRANT SECURITY AND (B) PURSUANT TO SECTION 362 OF THE
                  BANKRUPTCY CODE MODIFYING THE AUTOMATIC STAY

         Upon the motion (the "Motion") of Nutritional Sourcing Corporation, as debtor and debtor in possession herein (the "Debtor") for an order, pursuant to sections 105, 362, 363(b) and 364(c) of title 11 of the United States Code (the "Bankruptcy Code"), (A) authorizing it to approve the extension of that certain Amended and Restated Credit Agreement dated as of April 29, 1997, as amended (the "Prepetition Credit Agreement") and (B) modifying the automatic stay; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. ss.ss. 157 and 1334; the relief sought in the Motion is necessary to prevent immediate and irreparable harm to the Debtor and its operating subsidiaries which would otherwise result if the Debtor was prevented from guarantying and otherwise entering into the documents necessary for its subsidiaries to obtain the financing necessary to maintain their operations, preserve and maximize the value of their assets, and provide an opportunity for the Debtor to reorganize as a going concern; the terms of the Extension Agreement(1), the other New Credit Documents and this Order and the financing contemplated

---------------

(1) Capitalized terms not defined herein shall have the meanings attributed to such terms in the Motion


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herein have been negotiated at arms' length with all parties represented by experienced counsel, are fair and reasonable under the circumstances, are for reasonably equivalent value and fair consideration, are enforceable in accordance with their terms and have been entered into in good faith; any credit extended and loans made to the Operating Subsidiaries by New Lender pursuant to the Extension Agreement are for the benefit of the Debtor and shall be deemed to have been extended in good faith, as that term is used in ss. 364(e) of the Bankruptcy Code; and due notice of the Motion having been provided to (i) the Office of the United States Trustee for the District of Delaware, (ii) counsel to the Official Committee of Unsecured Creditors, and
(iii) each party that has properly filed a notice of appearance and a request for service of all documents herein; it appearing that no other or further notice need be provided; and the Court having determined that the relief sought in the Motion is in the best interests of the Debtor, its creditors, and all parties in interest; and upon the Motion and all of the proceedings had before the Court; and after due deliberation and sufficient cause appearing therefore,

         IT IS ORDERED THAT:

         1. Authorization to Approve: New Credit Documents. The Motion is granted in accordance with the terms of this Order. The Debtor is authorized to approve, enter into or assume, as applicable, the following documents (collectively, the "New Credit Documents") and perform its obligations thereunder in accordance with the terms thereof, and such documents shall be incorporated as part of this Order and shall be deemed binding on and enforceable against the Debtor, its estate and its respective successors and assigns: (a) the Extension Agreement, in substantially the form filed with this Court on January 17, 2003; and (b) all such financing statements, notices, schedules, other security agreements, deeds of trust, mortgages, instruments, guarantees, subordination agreements, intercreditor agreements, acceptance


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agreements, assignment agreements and documents as may be required by New
Lender in connection with the transactions contemplated by the Extension Agreement or necessary or required to evidence its obligations to New Lender, to consummate the terms and provisions of the Motion, this Order and to evidence or perfect the liens and security interests to be given to New Lender pursuant hereto and thereto, whether hereinbefore or hereafter executed and delivered by or on behalf of the Debtor. The Debtor is further authorized to execute and deliver any amendments or modifications to any of the New Credit Documents and/or any waivers as may be agreed upon in writing by the Debtor, and the New Lender without the need of further notice, hearing or order of this Court.

         2. Perfection of New Liens. All liens and security interests on or in the Debtor's collateral (collectively "New Lender Collateral") granted to New Lender by this Order and the New Credit Documents shall be, and they hereby are, deemed duly perfected and recorded under all applicable federal or state or other laws as of the date hereof, and no notice, filing, mortgage recordation, possession, further order, landlord or warehousemen lien waivers or other act, shall be required to effect such perfection; provided, however, that notwithstanding the provisions of ss. 362 of the Bankruptcy Code, (i) New Lender may, at its sole option, file or record or cause the Debtor to execute, file or record, at the Debtor's expense, such UCC financing statements, notices of liens and security interests, mortgages and other similar documents, and
(ii) New Lender may require the Debtor to deliver to New Lender any instruments or securities evidencing or constituting any New Lender Collateral, and the Debtor is directed to cooperate and comply therewith. New Lender may (in its discretion) but shall not be required to file a certified copy of this Order in any filing or recording office in any county or other jurisdiction in which any Debtor has real or personal property and such filing or recording


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shall be accepted and shall constitute further evidence of perfection of New
Lender's interests in the New Lender Collateral. Neither the granting of the liens and security interests to New Lender in the New Lender Collateral nor the exercise of any rights or remedies by New Lender and/or any Lender in connection therewith will result in any breach, violation or infringement of
(i) any trademark, copyright or other intellectual property right of any Debtor or any third party, or (ii) any contract to which any Debtor or any of its properties is subject.

         3.       Modification of Automatic Stay.

         (a) Except as set forth in subparagraph (b) of this paragraph, which governs any action by New Lender to foreclose on its liens on any New Lender Collateral or to exercise any other default-related remedies, the automatic stay pursuant to ss. 362 of the Bankruptcy Code is hereby vacated as to New Lender to permit it to perform in accordance with, and exercise, enjoy and enforce their rights, benefits, privileges and remedies pursuant to, the New Credit Documents and the Prepetition Credit Documents without further application or motion to, or order from the Court. New Lender is hereby granted leave, among other things, (i) to file or record any financing statements, mortgages or other instruments or other documents to evidence the security interests in and liens upon the New Lender Collateral, (ii) give the Debtor any notice provided for in any of the New Credit Documents; and (iii) upon the occurrence of an Event of Default (as defined in the Extension Agreement or any other New Credit Document), and without application and motion to, or order from the Court or any other court and without any interference from any Debtor or any other party in interest, (A) terminate the Extension Agreement and/or the other New Credit Documents, (B) declare all obligations owing pursuant to the Extension Agreement and/or the other New Credit Documents immediately due and payable and exercise all rights and remedies provided for therein and in any of the Prepetition


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Credit Documents and (C) take any action reasonably calculated to preserve or safeguard the New Lender Collateral or to prepare the New Lender Collateral for sale.

         (b) Upon the occurrence of any Event of Default, New Lender shall deliver five business days prior written notice to counsel for the Debtor, counsel for the Committee and the United States Trustee of New Lender's intention to exercise its default-related rights and remedies. The automatic stay pursuant to ss. 362 of the Bankruptcy Code is further modified and vacated so as to permit New Lender, without further application or motion to, or order from, the Court, to foreclose or otherwise enforce New Lender's security interests or liens in or on any or all of the New Lender Collateral of Debtor and/or to exercise any other default-related rights and remedies under the New Credit Documents or applicable law. Nothing contained in this Order shall require any notice or in any way limit New Lender's rights to foreclose or otherwise enforce its rights with respect to any collateral, lien or security interest given by any person other than the Debtor.

         4. Safe Harbor. The Court has considered and determined the matters addressed herein pursuant to its powers under the Bankruptcy Code, including the power to authorize the Debtor to guaranty the obligations of the Operating Subsidiaries on the terms and conditions upon which the Debtor, the Operating Subsidiaries and the New Lender have agreed. Thus, each of such terms and conditions are subject to the protections contained in ss. 364(e) of the Bankruptcy Code.

         5. Effect of Plan. The terms of the New Credit Documents, including the liens, security interests, rights and remedies granted to New Lender hereunder and thereunder, shall not be modified, altered or impaired in any manner by subsequent order (including any


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confirmation order) or by any plan of reorganization in the Debtor's Chapter 11 case unless otherwise agreed to by New Lender.

         6. Authorized Signatories. The signature of any of William T. Keon, III and/or Daniel J. O'Leary appearing on any one or more of the New Credit Documents to be executed after the entry of this Order shall bind the Debtor. No board of director or other approval shall be necessary.

         7. Objections Overruled. Except to the extent specifically set forth herein, all objections to the entry of this Order, if any, are hereby overruled.

         8. Order Effective. This Order shall be effective as of the date of signature by the Court. This Court has and will retain jurisdiction to enforce this Order according to its terms.


Dated: Jan. 28, 2003
       Wilmington, Delaware



                                       /s/ Peter Walsh
                                       ------------------------------
                                       UNITED STATES BANKRUPTCY JUDGE


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